Exhibit 10.25

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 4, 2003 (the “Amendment”), is entered into among (i) ANDREW CORPORATION, a Delaware corporation (the “Company”), (ii) the various financial institutions as are now parties to the Amended and Restated Credit Agreement (collectively, the “Lenders”), (iii) BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (the “Administrative Agent”) for the Lenders, (iv) LASALLE NATIONAL BANK ASSOCIATION, as syndication agent (the “Syndication Agent”) and U.S. BANK NATIONAL ASSOCIATION, as documentation agent (the “ Documentation Agent”).

R E C I T A L S:

A.                                   The Company, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent entered into that certain Amended and Restated Credit Agreement, dated as of December 19, 2002, as amended by a First Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2003 (the “Credit Agreement”).

B.                                     Borrowers have requested that the Lenders and the Administrative Agent enter into this Amendment in order to make certain amendments to the Credit Agreement as provided herein.

C.                                     Capitalized terms used herein and not otherwise defined shall have the meanings provided for in the Credit Agreement.

D.                                    In consideration of the mutual agreements contained herein the parties hereto agree as follows:

1.                                       AMENDMENT

Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is amended as follows:

1.1                                 Section 1.1 of the Credit Agreement is hereby amended by restating the definition of “Applicable Commitment Fee Percentage” in its entirety to read as follows:

““Applicable Commitment Fee Percentage” shall mean, for any Fiscal Quarter, the percentage set forth below opposite the Consolidated Total Debt to EBITDA Ratio as of the last day of the preceding Fiscal Quarter:

Consolidated Total Debt to EBITDA Ratio	Applicable Commitment Fee Percentage
equal to or greater than 2.75 to 1.0	0.50%
equal to or greater than 2.25 to 1.0 but less than 2.75 to 1.0	0.45%
less than 2.25 to 1.0, but equal to or greater than 1.75 to 1.0	0.40%
less than 1.75 to 1.0, but equal to or greater than 1.25 to 1.0	0.35%
less than 1.25 to 1.0 but equal to or greater than 0.75 to 1.0	0.30%
less than 0.75 to 1.0	0.25%

For purposes of the foregoing, the Applicable Commitment Fee Percentage at any time shall be determined by reference to the Consolidated Total Debt to EBITDA Ratio of the Company as of the last day of the most recently ended Fiscal Quarter and any change in the Applicable Commitment Fee Percentage shall, except as otherwise provided herein, become effective for all purposes on the date the certificate and applicable financial statements described in Sections 6.1.1(a), 6.1.1(b) and 6.1.1(c) are required to be provided for the applicable fiscal period; provided, however, that until the certificate and financial statements have been delivered to the Administrative Agent for the Fiscal Quarter ending December 31, 2002, the Applicable Unused Fee Percentage shall be 0.35%; further provided, however, that effective as of the Allen Telecom Closing Date and until the certificate and financial statements have been delivered to the Administrative Agent for the Fiscal Quarter ending September 30, 2003, the Consolidated Total Debt to EBITDA Ratio of the Company shall be determined by reference to the Compliance Certificate delivered pursuant to Section 6.1.1(k) in connection with the Allen Telecom Acquisition, but shall in all events be deemed to be not less than 1.75 to 1.0, further provided, however, that in the event that the Company or any of its Subsidiaries issues any Subordinated Debt, from the date of the of the issuance thereof and until the certificate and applicable financial statements described in Sections 6.1.1(a), 6.1.1(b) and 6.1.1(c) have been delivered to the Administrative Agent for the Fiscal Quarter in which such Subordinated Debt is issued, the Consolidated Total Debt to EBITDA Ratio of the Company shall be determined by reference to the Compliance Certificate delivered pursuant to Section 6.1.1(l) in connection with the issuance of such Subordinated Debt. Notwithstanding the foregoing, at any time during which the Company has failed to deliver the certificate and applicable financial statements described in Sections 6.1.1(a), 6.1.1(b) and 6.1.1(c) with respect to a Fiscal Quarter (or the Fiscal Year in the case of the fourth Fiscal Quarter) in accordance with the provisions thereof, the Consolidated Total Debt to EBITDA Ratio of the Company shall be deemed, solely for purposes of this definition, to be greater than 2.75 to 1.0 until such certificate and the applicable financial statements are delivered.”

1.2                                 Section 1.1 of the Credit Agreement is hereby amended by restating the definition of “Applicable L/C Fee Rate” in its entirety to read as follows:

““Applicable L/C Fee Rate ” shall mean, for any Fiscal Quarter, the percentage set forth below opposite the Consolidated Total Debt to EBITDA Ratio as of the last day of the preceding Fiscal Quarter:

Consolidated Total Debt to EBITDA Ratio	Applicable L/C Fee Rate
equal to or greater than 2.75 to 1.0	2.50%
equal to or greater than 2.25 to 1.0 but less than 2.75 to 1.0	2.25%
less than 2.25 to 1.0, but equal to or greater than 1.75 to 1.0	2.00%
less than 1.75 to 1.0, but equal to or greater than 1.25 to 1.0	1.75%
less than 1.25 to 1.0 but equal to or greater than 0.75 to 1.0	1.50%
less than 0.75 to 1.0	1.125%

For purposes of the foregoing, the Applicable L/C Fee Rate at any time shall be determined by reference to the Consolidated Total Debt to EBITDA Ratio of the Company as of the last day of the most recently ended Fiscal Quarter and any change in the Applicable L/C Fee Rate shall, except as otherwise provided herein, become effective for all purposes on the date the certificate and applicable financial statements described in Sections 6.1.1(a), 6.1.1(b) and 6.1.1(c) are required to be provided for the applicable fiscal period; provided, however, that until the certificate and financial statements have been delivered to the Administrative Agent for the Fiscal Quarter ending December 31, 2002, the Applicable L/C Fee Rate shall be 1.75%; further provided, however, that effective as of the Allen Telecom Closing Date and until the certificate and financial statements have been delivered to the Administrative Agent for the Fiscal Quarter ending September 30, 2003, the Consolidated Total Debt to EBITDA Ratio of the Company shall be determined by reference to the Compliance Certificate delivered pursuant to Section 6.1.1(k) in connection with the Allen Telecom Acquisition, but shall in all events be deemed to be not less than 1.75 to 1.0, further provided, however, that in the event that the Company or any of its Subsidiaries issues any Subordinated Debt, from the date of the of the issuance thereof and until the certificate and applicable financial statements described in Sections 6.1.1(a), 6.1.1(b) and 6.1.1(c) have been delivered to the Administrative Agent for the Fiscal Quarter in which such Subordinated Debt is issued, the Consolidated Total Debt to EBITDA Ratio of the Company shall be determined by reference to the Compliance Certificate delivered pursuant to Section 6.1.1(l) in connection with the issuance of such Subordinated Debt.  Notwithstanding the foregoing, at any time during which the Company has failed to deliver the certificate and applicable financial statements described in Sections 6.1.1(a), 6.1.1(b) and 6.1.1(c) with respect to a Fiscal Quarter (or the Fiscal Year in the case of the fourth Fiscal Quarter) in accordance with the provisions thereof, the Consolidated Total Debt to EBITDA Ratio of the Company shall be deemed, solely for purposes of this definition, to be greater than 2.75 to 1.0 until such certificate and the applicable financial statements are delivered.”

1.3                                 Section 1.1 of the Credit Agreement is hereby amended by restating the definition of “Applicable Margin” in its entirety to read as follows:

““Applicable Margin” means, for any Fiscal Quarter, the margin set forth below opposite the Consolidated Total Debt to EBITDA Ratio as of the last day of the preceding Fiscal Quarter:

Consolidated Total Debt to EBITDA Ratio	Applicable Margin for Eurocurrency Rate Loans	Applicable Margin For Base Rate Loans

equal to or greater than 2.75 to 1.0	2.50%	1.0%
less than 2.75 to 1.0 but equal to or greater than 2.25 to 1.0	2.25%	0.75%
less than 2.25 to 1.0, but equal to or greater than 1.75 to 1.0	2.00%	0.50%
less than 1.75 to 1.0, but equal to or greater than 1.25 to 1.0	1.75%	0.25%
less than 1.25 to 1.0 but equal to or greater than 0.75 to 1.0	1.50%	0%
less than 0.75 to 1.0	1.125%	0%

For purposes of the foregoing, the Applicable Margin at any time shall be determined by reference to the Consolidated Total Debt to EBITDA Ratio of the Company as of the last day of the most recently ended Fiscal Quarter and any change in the Applicable Margin shall become effective for all purposes on the date the certificate and applicable financial statements described in Sections 6.1.1(a), 6.1.1(b) and 6.1.1(c) are required to be provided for the applicable fiscal period; provided, however, that until the certificate and financial statements have been delivered to the Administrative Agent for the Fiscal Quarter ending December 31, 2002, the Applicable Margin for Eurocurrency Rate Committed Loans shall be 1.75% and the Applicable Margin for Base Rate Loans shall be 0.25%; further provided, however, that effective as of the Allen Telecom Closing Date and until the certificate and financial statements have been delivered to the Administrative Agent for the Fiscal Quarter ending September 30, 2003, the Consolidated Total Debt to EBITDA Ratio of the Company shall be determined by reference to the Compliance Certificate delivered pursuant to Section 6.1.1(k) in connection with the Allen Telecom Acquisition, but shall in all events be deemed to be not less than 1.75 to 1.0, further provided, however, that in the event that the Company or any of its Subsidiaries issues any Subordinated Debt, from the date of the of the issuance thereof and until the certificate and applicable financial statements described in Sections 6.1.1(a), 6.1.1(b) and 6.1.1(c) have been delivered to the Administrative Agent for the Fiscal Quarter in which such Subordinated Debt is issued, the Consolidated Total Debt to EBITDA Ratio of the Company shall be determined by reference to the Compliance Certificate delivered pursuant to Section 6.1.1(l) in connection with the issuance of such Subordinated Debt.  Notwithstanding the foregoing, at any time during which the Company has failed to deliver the certificate and applicable financial statements described in Sections 6.1.1(a), 6.1.1(b) and 6.1.1(c) with respect to a Fiscal Quarter (or the Fiscal Year in the case of the fourth Fiscal Quarter) in accordance with the provisions thereof, the Consolidated Total Debt to EBITDA Ratio of the Company shall be deemed, solely for purposes of this definition, to be greater than 2.75 to 1.0 until such certificate and the applicable financial statements are delivered.”

1.4                                 Section 6.2.2(b) of the Credit Agreement is hereby restated in its entirety to read as follows:

“(b)                           Its Consolidated Total Debt to EBITDA Ratio to be greater than (x) 2.50 to 1.0 as of the end of any Fiscal Quarter, unless the provisions of the immediately succeeding clause (y) are applicable, or (y) if the Company has issued on or before August 30, 2003 Subordinated Debt in a single issue in an aggregate principal amount equal to or greater than $150,000,000 (i) 2.50 to 1.0 as of the end of each Fiscal Quarter through and including the Fiscal Quarter ending June 30, 2003, (ii) 3.0 to 1.0 as of the end of the Fiscal Quarters ending September 30, 2003 and December 31, 2003, (iii) 2.75 to 1.0 as of the end of the Fiscal Quarter ending March 31, 2004, (iv) 2.50 to 1.0 as of the end of the Fiscal Quarter ending June 30, 2004 and as of the end of each Fiscal Quarter thereafter.”

1.5                                 Section 6.2.10 of the Credit Agreement is hereby restated in its entirety to read as follows:

“6.2.10            Restricted Payments.  The Company will not purchase, redeem or otherwise acquire shares of its capital stock or warrants or options to acquire such shares.  Notwithstanding the foregoing, the Company may purchase, redeem or otherwise acquire shares of its capital stock provided that the aggregate consideration paid for all purchases, redemptions and/or acquisitions pursuant to this Section 6.2.10 from and after the Closing Date shall not as of the date of any such purchase, redemption or acquisition exceed the sum of (x) $125,000,000, plus (y) 10% of the Consolidated Tangible Net Worth of the Company.”

2.                                       CONDITIONS PRECEDENT

This Amendment shall become effective at such time as this Amendment or counterparts thereof shall have been executed by and delivered to the Company, the Administrative Agent and Required Lenders and the following conditions precedent have been satisfied:

2.1                                 The Administrative Agent shall have received from the Company for the ratable benefit of the Lenders an amendment fee in the amount specified in a separate fee letter between the Company and the Administrative Agent.

3.                                       MISCELLANEOUS

3.1                                 Limited Nature of Amendments.  The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Credit Agreement.  Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Credit Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

3.2                                 Conflict.  If there is an express conflict between the terms of this Amendment and the terms of the Credit Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

3.3                                 Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

3.4                                 Representations and Warranties.  The Company represents and warrants to the Administrative Agent and the Lenders as follows: (A) the Company has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder; (B) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms; and (C) all representations and warranties of the Company contained in the Credit Agreement and all other agreements, instruments and other writings relating thereto are true and complete as of the date hereof.

3.5                                 Governing Law.  This Amendment shall be construed in accordance with and governed by and the internal laws of the State of Illinois, without giving effect to choice of law principles.

5A

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ANDREW CORPORATION

By:	/s/ M. Jeffrey Gittelman
Name:	M. Jeffrey Gittelman
Title:	Vice President & Treasurer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Jeffery White
Name:	Jeffery White
Title:	Assistant Vice President

LENDERS

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Craig W. McGuire
Name:	CRAIG W. McGUIRE
Title:	VICE PRESIDENT

LASALLE BANK NATIONAL ASSOCIATION, as a Lender and Syndication Agent

By:	/s/ Andrew C. Kahlenberg
Name:	Andrew C. Kahlenberg
Title:	Commercial Banking Officer

U.S. BANK NATIONAL ASSOCIATION, as a Lender and Documentation Agent

By:	/s/ R. Michael Newton
Name:	R. Michael Newton
Title:	Vice President

HARRIS TRUST AND SAVINGS BANK, as a Lender

By:	/s/ Scott M. Ferris
Name:	SCOTT M. FERRIS
Title:	MANAGING DIRECTOR

NATIONAL CITY BANK, as a Lender

By:	/s/ David G. Killpack
Name:	David G. Killpack
Title:	Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Christopher L. McKean
Name:	CHRISTOPHER L. McKEAN
Title:	SECOND VICE PRESIDENT

FIFTH THIRD BANK, CHICAGO, as a Lender

By:	/s/ William P. Lavery
Name:	William P. Lavery
Title:	Vice President

BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH, as a Lender

By:	/s/ Shinichiro Munechika
Name:	SHINICHIRO MUNECHIKA
Title:	DEPUTY GENERAL MANAGER

MORGAN STANLEY BANK, as a Lender

By:	/s/ Jaap L. Tonckens
Name:	Jaap L. Tonckens
Title:	Vice President
Morgan Stanley Bank